UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2012 (November 13, 2012)

EverBank Financial Corp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)
Not Applicable
__________________________________________
Former name or former address, if changed since last report

Registrant’s telephone number, including area code	(904) 281-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 13, 2012, EverBank Financial Corp (the “Company”) completed the offering (the “Offering”) of 6,000,000 depositary shares, with each depositary share representing a 1/1,000th interest in a share of the Company's 6.75% Series A Non-Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”). The Company received net proceeds of approximately $144.4 million from the Offering.

In the Offering, the Company issued and sold fractional interests in shares of its Series A Preferred Stock in the form of depositary shares. Each depositary share represents a 1/1,000th ownership interest in a share of Series A Preferred Stock, and is evidenced by a depositary receipt. On November 13, 2012, the Company entered into a deposit agreement with Wells Fargo Bank, N.A. (the “Deposit Agreement”) pursuant to which the shares of Series A Preferred Stock represented by the depositary shares were deposited with Wells Fargo Bank, N.A., as depositary, on behalf of the holders from time to time of the depositary receipts evidencing depositary shares. Subject to the terms of the Deposit Agreement, each holder of a depositary share will be entitled, through the depositary, in proportion to the applicable fraction of a share of Series A Preferred Stock represented by such depositary share, to all the rights and preferences of the Series A Preferred Stock represented thereby (including dividend, voting, redemption and liquidation rights). The foregoing summary of the Deposit Agreement is not complete and is qualified in its entirety by reference to the Deposit Agreement, filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.    Description

4.1
Deposit Agreement dated November 13, 2012 between EverBank Financial Corp, Wells Fargo Bank, N.A. and the holders from time to time of the Depositary Receipts described therein (filed as Exhibit 4.2 to the Company's Form 8-A filed with the SEC on November 13, 2012 and incorporated herein by reference).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp
(Registrant)

By:	/s/ Thomas A. Hajda
	Name:	Thomas A. Hajda
	Title:	Executive Vice President, General Counsel and Secretary

Dated: November 13, 2012

EXHIBIT LIST

Exhibit No.    Description

4.1
Deposit Agreement dated November 13, 2012 between EverBank Financial Corp, Wells Fargo Bank, N.A. and the holders from time to time of the Depositary Receipts described therein (filed as Exhibit 4.2 to the Company's Form 8-A filed with the SEC on November 13, 2012 and incorporated herein by reference).